SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2014

POAGE BANKSHARES, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-35295	45-3204393
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1500 Carter Avenue, Ashland, Kentucky	41101
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (606) 324-7196

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Poage Bankshares, Inc. (the “Company”) is herein providing certain updated pro forma information showing the expected financial impact of the acquisition of Town Square Financial Corporation. This information updates and supplements the Company’s Investor Presentation that was included as Exhibit 99.2 to the Company’s Form 8-K filed with the SEC on October 21, 2013. As previously reported, the acquisition of Town Square Financial Corporation closed on March 18, 2014.

As of the date of this Form 8-K, the expected pro forma financial impact of the Town Square Financial Corporation acquisition is as follows:

•	Year 1 EPS accretion of 18%[1]

•	Year 2 EPS accretion of 99%

•	IRR greater than 22.3%

•	Tangible book value earnback of 3.3 years[2]

•	Goodwill created in the transaction is approximately $753,000, or $2,068,000 less than projected.

The updated pro forma financial information above reflects, among other factors, the timing of certain merger related expenses, including termination fees with third party vendors, a reduction in the credit mark on the acquired institution’s loan portfolio and the tax accounting impact of the transaction. The projected or estimated numbers herein do not reflect the final evaluation of the Company’s fair value adjustments due to the short period of time between the acquisition closing date and the date of this Form 8-K. The Company continues to work to finalize these estimates.

Cautionary Statement Regarding Forward-Looking Information

Certain statements contained herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “estimate,” “anticipate,” “continue,” or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, as described in our SEC filings. In addition to risk factors identified by the Company in its Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 28, 2014, the following factors could cause the actual results to differ materially from the Company’s expectations: difficulties or unexpected developments related to the integration of the businesses following the acquisition of Town Square Financial Corporation; competitive pressures among depository and other financial institutions; changes in the interest rate environment; and changes in economic conditions, either nationally or regionally.

___________________________

1 Year 1 defined as the remaining 3 quarters in 2014 after transaction close.

2 Incremental tangible book value earnback represents the number of years to eliminate tangible book value dilution at closing utilizing the incremental earnings realized through the merger.

The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company’s actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of the release of this presentation or to reflect the occurrence of anticipated or unanticipated events.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits:

N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

POAGE BANKSHARES, INC.
DATE: April 25, 2014	By:	/s/ Ralph E. Coffman, Jr.
Ralph E. Coffman, Jr.
President and Chief Executive Officer